UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant 
Filed by a Party other than the Registrant ☐
Check the appropriate box:
	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

TC BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

131 South Dawson Street

Thomasville, Georgia 31792

(229) 226-3221

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2022

Dear Shareholders,

We cordially invite you to attend the 2022 Annual Meeting of Shareholders of TC Bancshares, Inc., the bank holding company of TC Federal Bank, to be held on Thursday, May 19, 2022, at 8:30 a.m., Eastern time, at the Courtyard by Marriott, Thomasville Downtown located at 207 South Dawson Street, Thomasville, Georgia 31792, for the following purposes:

1.
To elect three Class I directors to serve a three-year term;
2.
To ratify the appointment of Wipfli LLP as our independent registered public accounting firm for 2022; and
3.
To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

The board of directors set the close of business on March 28, 2022, as the record date to determine the shareholders who are entitled to vote at the annual meeting. The enclosed proxy statement provides you with detailed information regarding the business to be considered at the meeting. Your vote is important. We urge you to please vote your shares now whether or not you plan to attend the meeting. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement. If you attend the meeting, you will, of course, be entitled to vote in person.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders, the Proxy Statement, our Annual Report for the year ended December 31, 2021, and the proxy card are available free of charge online at http://annualgeneralmeetings.com/tcbancshares.

Voting over the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. You may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By voting over the Internet, you help us reduce postage and proxy tabulation costs.

Your vote is important, and I appreciate the time and consideration that I am sure you will give it.

On behalf of the board of directors,
/s/ Stephanie B. Tillman
Stephanie B. Tillman

Thomasville, Georgia

April 1, 2022

131 South Dawson Street

Thomasville, Georgia 31792

PROXY STATEMENT

2022 Annual Meeting of Shareholders to be held on May 19, 2022

This proxy statement is furnished in connection with the solicitation by the board of directors of TC Bancshares, Inc., a Georgia corporation, of proxies to be voted at our 2022 Annual Meeting of Shareholders, to be held on Thursday, May 19, 2022, at 8:30 a.m., Eastern time, at the Courtyard by Marriott, Thomasville Downtown located at 207 South Dawson Street, Thomasville, Georgia 31792.

Our proxy materials include the Notice of Annual Meeting of Shareholders, the Proxy Statement, our Annual Report for the year ended December 31, 2021 and the proxy card or voting instruction form, each of which is enclosed. These proxy materials were first mailed to our shareholders on or about April 8, 2022.

As used in this proxy statement, the terms “the Company,” “we,” “us” and “our” refer to TC Bancshares, Inc. and its subsidiaries. Additionally, references to the “Bank” refer to TC Federal Bank.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Voting Procedures

You are receiving these proxy materials because on March 28, 2022, the record date for the annual meeting, you owned shares of our common stock. As of that date, there were 4,898,350 shares of our common stock outstanding and entitled to vote. This Proxy Statement describes the matters that will be presented for consideration by our shareholders at the annual meeting and provides information concerning these matters to assist you in making an informed voting decision.

Each holder of common stock is entitled to cast one vote on each matter submitted at the annual meeting for each share held of record at the close of business on the record date. The shares represented by a properly submitted proxy will be voted as directed provided we timely receive your proxy. A properly executed proxy without specific voting instructions will be voted “FOR” the election of each director nominee and “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for 2022. A properly submitted proxy will also confer discretionary authority to vote on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

We are not currently aware of any matters that may properly be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares as permitted. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

Voting Your Shares

If you hold shares in your own name, you may vote by selecting any of the following options:

•
By Internet: You may vote via the Internet 24 hours a day, seven days a week, by visiting the website indicated on the accompanying proxy card and following the on-screen instructions.

•
By Mail: If you choose to vote by proxy, simply mark your proxy card, date and sign it and return it in the postage-paid envelope provided. If you receive more than one proxy card, it means that you have multiple accounts in our stock transfer records. Please sign and return all proxy cards to be sure that ALL of your shares are voted.
•
In Person. You may choose to vote in person at the meeting. We will distribute written ballots to any shareholder of record who wishes to vote at the meeting.

If you intend to submit your proxy via the Internet, you must do so by 11:59 p.m., Eastern Time, on the day before the annual meeting. If you intend to submit your proxy by mail, your completed proxy card must be received before the annual meeting.

If your shares are held in the name of a bank, broker or other holder of record, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions from such holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a bank, broker or other nominee and you wish to vote in person at the annual meeting, you must request a legal proxy or broker’s proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the annual meeting.

Every vote is important. Accordingly, you should sign, date and return the enclosed proxy card, or vote via the Internet, whether or not you plan to attend the annual meeting. Sending in your proxy card or voting over the Internet will not prevent you from voting your shares personally at the meeting because you may subsequently revoke your proxy.

Revoking Your Proxy

If you hold shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•
timely delivering a new valid proxy bearing a later date either by mail or electronic vote over the Internet, or
•
sending notice to G. Matthew Brown, our Corporate Secretary, at 131 South Dawson Street, Thomasville, Georgia 31792 that you are revoking your proxy, or
•
attending the meeting and voting in person.

If you hold shares in street name through a bank, broker or other holder of record, and desire to revoke your proxy, you will need to contact that party to revoke your proxy or change your vote.

Quorum and Broker Voting

A quorum is required to conduct business at the annual meeting. Shareholders representing a majority of the shares entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum but are not counted as votes cast at the meeting. Broker non-votes occur when brokers, who hold their customers’ shares in street name, submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are not permitted to vote on the election of directors without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any director because they are not counted as votes cast at the meeting.

Vote Required

Assuming a quorum is present, the required vote for each proposal is as follows:

Proposal 1: As to the election of directors, the proxy card being provided by the board of directors enables you, with respect to each nominee proposed by the board: (a) to vote FOR such nominee; or (b) to WITHHOLD for such nominee. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting. Shareholders do not have cumulative voting rights.

Proposal 2: As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for 2022, by checking the appropriate box, a shareholder may: (a) vote FOR the ratification; (b) vote AGAINST the ratification; or (c) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Cost of Solicitation

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies otherwise than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf. We will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of our common stock. We may reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding the proxy materials.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors consists of seven members and is divided into three classes approximately equal in number, serving staggered three‑year terms. As a result, the terms of only approximately one‑third of our board members expire at each annual meeting. The current term of Class I directors—G. Matthew Brown, Charles M. Dixon and Peter (“Trey”) A. DeSantis, III—will expire at this year’s annual meeting.

Following a review and nomination from our Nominating and Corporate Governance Committee, our board has proposed that our Class I directors be re-elected at our 2022 annual meeting for a term that will expire at our 2025 annual meeting and until their respective successors are duly elected and qualified. Proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may determine. At this time, the board of directors knows of no reason why any of the nominees might be unable to serve, if elected.

Age information is as of December 31, 2021, and term as a director includes service with TC Federal Bank. Each of the directors has served as a director of TC Bancshares since its formation in 2021.

Class I Director Nominees

Name	Age	Served as Director Since
G. Matthew Brown	70	2019
Charles M. Dixon	59	2014
Peter (“Trey”) A. DeSantis, III	49	2019

The board of directors recommends that you vote “FOR” each of the above director nominees.

Set forth below is information concerning our continuing directors, whose term of office does not expire at our 2022 annual meeting and will continue after the annual meeting.

Continuing Directors

Name	Age	Served as Director Since
Class II Directors (Terms Expiring in 2023)
Gregory H. Eiford	51	2021
Jefferson L. Johnson	59	2007

Class III Directors (Terms Expiring in 2024)
Fortson T. Rumble	61	2011
Stephanie B. Tillman	51	2010

There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions.

No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

Director Experience

The business experience for the past five years of each of our directors is set forth below. The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the board of directors to determine that the person should serve as a director. Unless otherwise indicated, directors have held their positions for the past five years.

G. Matthew Brown is the former Chief Executive Officer of TC Federal Bank, having retired on December 31, 2020 after serving in that capacity since July 2018 and having joined TC Federal Bank in March of 2017. Mr. Brown provided consulting services to TC Federal Bank through the end of 2021. Mr. Brown has over 40 years of experience in serving financial institutions, including more than 20 years of executive officer leadership service to depository institutions and 20 years of board member service on financial institutions’ boards. Prior to serving in the Chief Executive Officer role in 2018, Mr. Brown served as Executive Vice President and Tallassee Market President for TC Federal Bank since March 2017. From April 2015 through March 2017, Mr. Brown served as the Tallahassee Market President for Tallahassee State Bank, a division of Synovus. From December 2012 through April 2015, Mr. Brown served as the Market President for Tallahassee, Florida for Centennial Bank. Mr. Brown’s extensive experience includes a prior savings bank to stock conversion, denovo charter filing, commercial bank and savings and loan management and bank workouts. Mr. Brown has been involved in many community activities. He previously served as the Chairman of the Board of the Greater Tallahassee Chamber of Commerce and Chairman of the Community Foundation of North Florida. He has also served on the boards of the Florida Bankers Association and the Florida School of Banking. The Board of Directors believes that the board benefits from Mr. Brown’s extensive experience with financial institutions, including a prior to mutual to stock conversion, executive leadership, vision, and community and industry connections. Mr. Brown graduated from Florida State University with a B. S. in Social Sciences and an M.S. in Public Administration. He is also a graduate of Georgia’s School of Executive Development and the University of Texas’ Graduate School of Community Bank Management.

Peter (“Trey”) A. DeSantis, III has been a partner of the commercial real estate brokerage and property management firm, TLG Real Estate Services, PLLC (based in Tallahassee, Florida) since 2005. Mr. DeSantis is a licensed Real Estate Salesperson in Georgia and Florida. Prior to joining TLG Real Estate Services, PLLC, Mr. DeSantis worked as an attorney in both Georgia and Florida and maintains his bar license in both states. Mr. DeSantis’s career experience as an attorney and partner in a commercial real estate brokerage firm includes risk management, strategic planning and commercial real estate. Mr. DeSantis spent his youth in Thomasville Georgia and currently resides in Tallahassee, Florida. Mr. DeSantis previously served on the Tallahassee Advisory Board for a high-performance regional bank. The Board of Directors believes that the board benefits from Mr. DeSantis’ real estate brokerage and management experience in North Florida and South Georgia and related connections.

Charles M. Dixon is the current President of Dixon Pest Services, Inc. which operates out of Thomasville, Georgia and provides pest control services in Alabama, Georgia Florida and South Carolina. Mr. Dixon is a licensed Associate Certified Entomologist and is the recipient of the PCT Syngenta Class of 2007 Leadership Award. Mr. Dixon also owns D.P.S. Holdings of Thomasville, LLC, a real estate investment and holding company. Mr. Dixon previously served as the President of the Georgia Pest Control Association, and was a board member and Commercial Committee Correspondent for the National Pest Management Association. In 2015, Mr. Dixon attended Office of the Comptroller of the Currency Bank Director Training in Denver, Colorado. Mr. Dixon has served in various roles for the Rotary Club of Thomasville, Thomas University and First United Methodist Church of Thomasville. Mr. Dixon previously served on a Thomasville commercial bank’s Advisory Board. The Board of Directors believes the board benefits from Mr. Dixon’s experience as a small business owner as well as his ties with the Thomasville, Georgia market. Mr. Dixon serves as Chair of the Nominating and Corporate Governance Committee.

Gregory H. Eiford has served as the President and Chief Executive Officer of TC Federal Bank since January 1, 2021, following the retirement of G. Matthew Brown. Mr. Eiford was named our President and Senior Lending Officer in August 2019, having previously served as Executive Vice President and Thomasville Market President since 2017 and Senior Lender since 2010. Mr. Eiford has been employed with TC Federal Bank since October 2008. Mr. Eiford has been instrumental in managing numerous projects related to the Bank’s transition to a community bank platform. Prior to being employed with TC Federal Bank, Mr. Eiford owned and operated E & E Homes, a residential home builder, from 2004 through 2008 and Rayann’s Christian Book Stores from 2002 through 2008, both in Thomasville, Georgia. Mr. Eiford is a graduate of The Georgia Institute of Technology and the Stonier School of Banking. He previously served on the Board of Directors of the Thomasville Chamber of Commerce and is Past President of Thomasville’s Habitat for Humanity, Brookwood School Athletic Boosters and is the past Deacon and Vice Chairman of First Baptist Church of Thomasville. Mr. Eiford also serves on the Georgia Bankers Association Community Bankers Committee. The Board of Directors believes that the board benefits from Mr. Eiford’s experience with financial institutions and leadership position within the Company, as well as his community and industry connections.

Jefferson L. Johnson has 30 years of experience as a Certified Public Accountant (CPA) and is the co-owner of the CPA firm Guy, Johnson & Rayburn, P.C. Mr. Johnson’s 30 years of experience as an accountant includes working with businesses and individuals as well as auditing financials. Mr. Johnson has served on the board of a Thomasville Women’s Shelter and is a member of First Baptist Church of Thomasville, Georgia. The Board of Directors believes the board benefits from Mr. Johnson’s experiences as a certified public accountant and small business owner. Mr. Johnson serves as Vice Chair of the Board and Chair of the Audit Committee.

Fortson T. Rumble is the former President of Rumble’s, Inc., an office supply and services company, prior to the company’s sale in 2018. Since the sale of Rumble’s, Inc. Mr. Rumble works as a consultant for Rumbles Document Solutions, LLC and is a partner in ER FR Enterprisers, a real estate holding company. Mr. Rumble serves as Chairman of the Board of Thomas University in Thomasville Georgia and serves on the Board of Directors of The Archbold Hospital Foundation. The Board of Directors believes that the board benefits from Mr. Rumble’s experience as a small business owner and related connections. Mr. Rumble serves as Chairman of the Compensation Committee.

Stephanie B. Tillman is the Chief Legal Officer of Flowers Foods, Inc. (NYSE: FLO) a publicly-traded producer of fresh bakery products. Ms. Tillman was appointed Chief Legal Officer on January 1, 2020 and prior to that served as Vice President, Chief Compliance Officer and Deputy General Counsel of Flowers Foods, Inc. She is also the secretary of the company and serves as assistant secretary of the various subsidiaries of the company. She is licensed to practice law in the state of Georgia and has done so for approximately 25 years. In addition to her law degree, Ms. Tillman also earned her Master of Business Administration and holds a Bachelor of Science in Education. She is vice president and co-owner of Litespot Enterprises, LLC, a rental property management business established in 2005. Ms. Tillman serves on the board of directors of the Partnership for Inclusive Innovation, a public-private partnership launched in 2020 to lead a coordinated statewide effort to position the State of Georgia as the technology capital of the East Coast. The Board of Directors believes that the board benefits from Ms. Tillman’s experience as general counsel to a NYSE publicly-traded company, her experience with mergers and acquisitions, SEC reporting, and her ties with the Thomasville, Georgia market. Ms. Tillman serves as Chair of the Board.

Executive Officers

Name	Title
Gregory H. Eiford	President and Chief Executive Officer
Linda K. Palmer	Executive Vice President and Chief Financial Officer
Nathan L. Higdon	Executive Vice President and Senior Lender

Because Mr. Eiford also serves on our board of directors, we have provided biographical information for him above. Biographical information for each of Ms. Palmer and Mr. Higdon is provided below. Age information is as of December 31, 2021. The executive officers of TC Bancshares, Inc. and TC Federal Bank are elected annually.

Linda K. Palmer, age 66, was named our Executive Vice President and Chief Financial Officer in May 2019. She has previously served in a variety of leadership positions in community banks in her nearly thirty plus year career in community banking. From April 2014 through October 2018, Ms. Palmer served as Senior Vice President and Chief Financial Officer of Farmers & Merchants Bank. Following the sale of Farmers & Merchants Bank to The First, a national banking association, Ms. Palmer continued employment with The First as an accounting officer from November 2018 through May 2019.

Nathan L. Higdon, age 47, was named Executive Vice President/Senior Lender in January 2021, having previously served as a Tallahassee Market President for TC Federal Bank since November 2108, and a commercial lender in Tallahassee since his hiring in June of 2012. Prior to Mr. Higdon’s work with the bank, he served as the Vice President of Operations for Ira Higdon Grocery Company, managing wholesale grocery distribution operations. Mr. Higdon currently serves on the Tallahassee Chamber of Commerce Board, is on the board of directors of the

Fellowship of Christian Athletes, and is the acting Chairman of the Board of the Alfred B. McClay School Alumni Association. Mr. Higdon obtained his degree from Louisiana State University and attended the Stonier School of Banking.

Involvement in Certain Legal Proceedings

In August 2012, Premier Bank Holding Company filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code to facilitate the sale of Premier Bank to Home Bancshares, Inc. At the time of such filing, Mr. Brown was serving as President and Chief Executive Officer and Ms. Palmer was serving as Executive Vice President and Chief Financial Officer of Premier Bank Holding Company. Mr. Brown served as President and Chief Executive Officer of Premier Bank and Premier Bank Holding Company from April 2000 through December 2012. Ms. Palmer joined Premier Bank in 2001, and served as Executive Vice President and Chief Financial Officer from December 2004 through December 2012. In 2012, the Bankruptcy Court approved the sale of Premier Bank to Home Bancshares, Inc., at which time Premier Bank was merged with and into Centennial Bank. In 2013, the Bankruptcy Court approved the conversion of the petition to a filing under Chapter 7, an independent trustee was appointed, and the dissolution of Premier Bank Holding Company was completed under Bankruptcy Court review and supervision with no finding of personal liability against the directors or officers of Premier Bank Holding Company.

Transactions With Certain Related Persons

The Audit Committee is responsible for reviewing and approving related party transactions. Additionally, it is responsible for reviewing the procedures used to identify related parties and any transactions with related parties. Pursuant to SEC regulations, we are required to disclose any transaction, or any transaction that is currently proposed, in which we were or are a participant, where the amount involved exceeds $120,000, and any related person has or will have a direct (or indirect) material interest.

Laquan Brunner, the sister of the chair of the board of directors, Stephanie Tillman, is the Chief Information Officer of the Bank. Ms. Brunner was hired in this position in December 2020 at an annual total compensation of less than $120,000.

Since December 31, 2021, other than described above, and except for loans to executive officers made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

CORPORATE GOVERNANCE

Board Independence

The board of directors has determined that each of our directors, with the exception of Mr. Eiford and Mr. Brown, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Eiford is not considered independent because he currently serves as our President and Chief Executive Officer. Mr. Brown is not considered independent because he previously served as the Chief Executive Officer of the Bank. In determining the independence of our directors, the board of directors considered relationships between the Company and our directors that are not required to be reported under “—Transactions With Certain Related Persons,” below, including loan and deposit relationships with the Bank.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Stephanie B. Tillman, who is an independent director. This ensures a greater role for the independent directors in the oversight of the Company and the Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board.

To further assure effective independent oversight, the board of directors has adopted a number of governance practices, including:

•
a majority independent Board of Directors;
•
periodic meetings of the independent directors; and
•
annual performance evaluations of the President and Chief Executive Officer by the independent directors.

Our board of directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, our board of directors periodically reviews its leadership structure.

Our board of directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the board of directors, but the full board of directors has retained responsibility for general oversight of risks. The board of directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. Risks relating to the direct operations of the Bank are further overseen by the board of directors of the Bank, all of whom are the same individuals who serve on the board of directors of the Company. The board of directors of the Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of the Company and the Bank such as lending, risk management, asset/liability management, investment management and others.

Code of Ethics and Business Conduct

The board of directors believes that it is important to encourage the highest level of corporate ethics and responsibility. Among other things, the board adopted a Code Ethics and Business Conduct, which applies to all of our directors, officers and employees. The Code of Ethics and Business Conduct may be obtained without charge by written request to: TC Bancshares, Inc., Attention: Corporate Secretary, 131 South Dawson Street, Thomasville, Georgia 31792. We will post on our website (www.tcfederal.com) any amendments to, or waiver from, the Code of Ethics and Business Conduct as it applies to any director or officer to the extent required to be disclosed by applicable Nasdaq or SEC requirements.

Short Sale and Hedging Policy

Pursuant to our insider trading policy, the Company considers it improper and inappropriate for its directors, officers, employees, and consultants to engage in short-term or speculative transactions in the Company’s securities or in other transactions in Company’s securities that may lead to inadvertent violations of insider trading laws.

Therefore, directors, officers, employees, and consultants are prohibited from selling any securities of the Company that are not owned by such person at the time of the sale, including forward sale on purchase contracts, equity swap, collars or exchange funds, or engage in hedging transactions involving securities of the Company. Directors, executive officers, and specific employees are also subject to blackout periods during which they may not buy or sell shares of TC Bancshares common stock.

Attendance at Annual Meeting of Shareholders

We do not have a written policy regarding director attendance at annual meetings of shareholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. This is our first annual meeting of shareholders of TC Bancshares, Inc. All of the Bank’s then-current directors attended its 2021 annual meeting of members.

Meetings and Committees of the Board of Directors

The business of the Company is conducted at regular and special meetings of the board of directors and its committees. In addition, the “independent” members of the board of directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the board of directors of the Company are the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

Our board of directors held three regular meetings during the year ended December 31, 2021 following the Company’s formation in July. No member of the board of directors or any committee thereof attended fewer than 75% of the aggregate of: (a) the total number of meetings of the board of directors (held during the period for which he or she has been a director); and (b) the total number of meetings held by all committees on which he served (during the periods that he or she served).

Audit Committee

The Audit Committee is comprised of Mr. Dixon, Mr. Johnson and Ms. Tillman each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Johnson serves as chair of the Audit Committee. The board has determined that Mr. Johnson is an “audit committee financial expert” applicable Securities and Exchange Commission rules.

Our board of directors has adopted a written charter for the Audit Committee. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of the Company and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States. The Audit Committee met two times during the year ended December 31, 2021 following the Company’s formation in July.

Compensation Committee

The Compensation Committee is comprised of Mr. Dixon, Mr. Rumble and Ms. Tillman each of whom is “independent” in accordance with applicable Nasdaq listing standards. Mr. Rumble serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company or the Bank. The Compensation Committee met two times during the year ended December 31, 2021 following the Company’s formation in July.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee our compensation and incentive plans, policies and programs, and to oversee our management development and succession plans for executive officers. Our Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our shareholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, our overall performance and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Dixon, Mr. Johnson and Ms. Tillman, each of whom is “independent” in accordance with applicable Nasdaq listing standards. Mr. Dixon serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Governance Committee did not meet during the year ended December 31, 2021 following the Company’s formation in July.

The Nominating and Corporate Governance Committee operates under a written charter.

As more fully described in its charter, our Nominating and Corporate Governance Committee assists the board of directors in identifying qualified individuals to serve as board members, in determining the composition of the board of directors and its committees, in developing, recommending and overseeing a process to assess board effectiveness and in developing and recommending our corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the our annual meeting of shareholders.

Director Nominations and Qualifications

In making its nominations for persons to be elected to the board of directors and included in our proxy statement, the Nominating and Corporate Governance Committee evaluates incumbent directors, board nominees and persons nominated by shareholders, if any. The committee reviews each candidate in light of the criteria that we believe each director should possess. Included in the criteria are whether each nominee: (i) meets the minimum requirements for service on the board of directors contained in our bylaws; (ii) possesses the highest personal and professional ethics, integrity and values; (iii) has, in the committee’s opinion, a sufficient educational and professional background and relevant past and current employment affiliations, board affiliations and experience for service on the board; (iv) has demonstrated effective leadership and sound judgment in his or her professional life; (v) has a strong sense of service to the communities in which we serve; (vi) has exemplary management and communication skills; (vii) is free of conflicts of interest that would prevent him or her from serving on the board; (viii) will ensure that other existing and future commitments do not materially interfere with his or her service as a director; (ix) will review and agree to meet the standards and duties set forth in the Company’s Code of Business Conduct and Ethics; (x) is willing to devote sufficient time to carrying out their duties and responsibilities effectively; and (xi) is committed to serving on the board for an extended period of time. While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise and other demographics which may contribute to the board. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with NASDAQ requirements (to ensure that at least a majority of the directors will, at all times, be independent).

The committee, when considering potential board members, will look at all of the foregoing criteria. The various qualifications and criteria are normally considered by the committee in connection with its evaluation of who the committee will recommend as our director nominees. Generally, each incumbent director standing for re‑election should have and will have, at a minimum, attended at least 75% of board meetings during the past year and attended 75% of committee meetings of which he or she is a member. The committee retains the ability to make exceptions to this attendance requirement as individual circumstances warrant.

All of the nominees for election as directors at the 2021 annual meeting were recommended for nomination by the committee. The committee did not receive any formal nominations for directors from our shareholders.

Board Diversity

The following matrix details the current gender identity and demographic background of the members of our board of directors. The format of the diversity matrix complies with Nasdaq’s Listing Rule 5606 which takes effect this year and requires annual disclosure of board-level diversity statistics.

Board Diversity Matrix (As of March 31, 2022)
Board Size:
Total Number of Directors	7

Gender Identity:	Male	Female
Directors	6	1

Demographic Background:
African American or Black	0	1
Alaskan Native or Native American	0	0
Asian	0	0
Native Hawaiian or Pacific Islander	0	0
White	6	0
Two of More Races or Ethnicities	0	0
LGBTQ+	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 28, 2022, by each director or nominee for director, by each named executive officer, by all of our directors, director nominees and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o TC Bancshares, Inc., 131 South Dawson Street, Thomasville, Georgia 31792. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 4,898,350 shares of common stock outstanding as of March 28, 2022. Beneficial ownership has been determined for this purpose in accordance with Rule 13d‑3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of March 28, 2022.

	Shares Beneficially
Name	Owned		Percent of Class
Directors and named executive officers:
G. Matthew Brown	6,025		*
Peter A. DeSantis, III	13,000		*
Charles M. Dixon	20,000		*
Gregory H. Eiford	11,334	(1)	*
Nathan L. Higdon	11,010	(2)	*
Jefferson L. Johnson	10,200		*
Linda K. Palmer	5,900	(3)	*
Fortson T. Rumble	25,000		*
Stephanie B. Tillman	10,000		*
All directors and executive officers as a group (10 persons)	112,469		2.3%

* Denotes ownership of less than 1%.

(1) Includes 1,334 shares allocated under the TC Federal Bank ESOP.

(2) Includes 1,010 shares allocated under the TC Federal Bank ESOP.

(3) Includes 900 shares allocated under the TC Federal Bank ESOP.

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 28, 2022, by each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock. The information below is from Schedule 13G filings reporting holdings as of December 31, 2021.

	Shares Beneficially
Name	Owned	Percent of Class
TC Federal Bank Employee Stock Ownership Plan	391,686	8.0%
c/o TC Bancshares, Inc. 131 South Dawson Street Thomasville, Georgia 31792

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Our “named executive officers” are the individuals who served as our principal executive officer, our two other most highly compensated executive officers who were serving as executive officers at the end of 2021, and one additional officer who would have been among those two other most highly compensated executive officers had he been serving as an executive officer at the end of 2021. Our named executive officers as of December 31, 2021 are noted in the following table, along with their positions:

Name	Title
Gregory H. Eiford	President and Chief Executive Officer
Linda K. Palmer	Executive Vice President and Chief Financial Officer
Nathan L. Higdon	Executive Vice President and Senior Lender
Noel Ellis (1)	Former Executive Vice President and Chief Credit Officer
(1)
Under applicable SEC rules, although Mr. Ellis’ employment with us ended effective May 4, 2021, he is included because he would have been one of our most highly compensated executive officers for 2021 had he been serving as an executive officer on December 31, 2021.

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2021 and 2020, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	All Other Compensation ($)(2)	Total ($)
Gregory H. Eiford .....................................................................	2021	248,846	62,543	42,384	353,773
President, Senior Lending Officer	2020	220,000	37,698	29,469	287,167
Linda K. Palmer.........................................................................	2021	176,106	43,615	25,052	244,773
Executive Vice President and Chief Financial Officer (3)
Nathan L. Higdon.......................................................................	2021	174,423	21,972	28,062	224,457
Executive Vice President and Senior Lender (3)
Noel A. Ellis ..............................................................................	2021	192,675	25,447	7,212	225,334
Former Executive Vice President, Chief Credit Officer(4)	2020	204,594	25,668	16,120	246,382

(1)
For 2021, reflects a cash bonus granted to all staff (approximately $200) and bonuses paid pursuant to the TC Federal Officer Incentive Program

(2)
All Other Compensation as reported in this column includes: 401(k) discretionary profit sharing contributions, 401(k) company match contributions, TC Federal Bank Employee Stock Ownership Plan contributions, country club memberships and other perquisites and personal benefits each less than $10,000 individually (auto allowances and phone allowances). The amounts of All Other Compensation for 2021 are detailed in the table below. Employee directors do not receive any additional compensation for service as a director.

Name	401(k) Profit Sharing Contribution ($)	401(k) Match ($)	ESOP Contribution ($)	Country Club Memberships ($)	Other Perquisites and Personal Benefits Less Than $10,000 Individually ($)	Total All Other Compensation ($)
Eiford	1,537	6,148	17,810	10,289	6,600	42,384
Palmer	2,192	8,780	13,480	-	600	25,052
Higdon	1,650	6,601	12,011	-	7,800	28,062
Ellis	1,054	4,081	-	-	2,077	7,212

(3)
Ms. Palmer and Mr. Higdon qualified as named executive officers for the first time in 2021.
(4)
Mr. Ellis resigned as Executive Vice President, Chief Credit Officer effective May 4, 2021.

Narrative to Summary Compensation Table

Employment Agreements with Messrs. Eiford and Higdon. The Bank has entered into employment agreements with Mr. Eiford. and Mr. Higdon. The agreements have an initial term of three years with optional one-year renewals thereafter. The current term of Mr. Eiford’s employment agreement will expire on January 1, 2024, and the current term of Mr. Higdon’s employment agreement will expire on March 24, 2025.

Under his employment agreement, Mr. Eiford is entitled to an annual base salary of $250,000. The Compensation Committee will review his base salary at least annually to determine whether an increase is appropriate. In addition to base salary, he is entitled to participate in bonus and incentive programs and other benefit plans available to management employees and will be reimbursed for all reasonable business expenses incurred. Under his employment agreement, Mr. Higdon is entitled to an annual base salary of $205,000. The Bank’s board of directors will review his base salary at least annually to determine whether an increase is appropriate. In addition to base salary, Messrs. Eiford and Higdon are entitled to participate in bonus and incentive programs and other benefit plans available to management employees and will be reimbursed for all reasonable business expenses incurred. They are also each entitled to reimbursements for regular membership dues to a single country club and a monthly automobile allowance.

Under Mr. Eiford’s employment agreement, if the Bank terminates his employment for “cause,” as that term is defined in the employment agreement, he will not receive any compensation or benefits after the termination date other than compensation and benefits that have accrued or vested through the date of the termination. If the Bank terminates his employment without cause or if he terminates employment for “good reason,” as that term is defined in the employment agreement, he will be entitled to severance payments paid over the next twelve (12) months in an aggregate amount equal to his base salary. If the termination of employment occurs during the term of the employment agreement but following a “change in control,” as defined in the employment agreement, he will be entitled to an additional severance payout equal to two times the sum of current base salary and average bonus paid during the prior three (3) years immediately preceding the change in control in a lump sum payment.

Under Mr. Higdon’s employment agreement, if the Bank terminates his employment for “cause,” as that term is defined in the employment agreement, he will not receive any compensation or benefits after the termination date other than compensation and benefits that have accrued or vested through the date of the termination. If the Bank terminates his employment without cause or if he terminates employment for “good reason,” as that term is defined in the employment agreement, he will be entitled to severance payments paid over the next twelve (12) months in an aggregate amount equal to his base salary. If the termination of employment occurs during the term of the employment agreement but following a “change in control,” as defined in the employment agreement, he will be entitled to an additional severance payout equal to the sum of current base salary and average bonus paid during the prior three (3) years immediately preceding the change in control in a lump sum payment.

Each employment agreement also contains confidentiality and proprietary information protections in favor of the Bank as well as certain post-employment obligations (non-competition and non-solicitation) that may apply for twelve (12) months following a termination of employment depending on the nature of the termination.

TC Federal Officer Incentive Program. The Bank maintains the TC Federal Officer Incentive Program as an annual bonus plan to focus officers on achieving and possibly exceeding the Bank’s annual performance objectives consistent with safe and sound operations of the bank. Under the Officer Incentive Program, the Compensation Committee retains full discretion to set the final bonus amount. The Compensation Committee seeks to recognize achievement of annual financial targets based upon the Bank’s budget, setting performance targets at levels that are determined to be reasonable and achievable. In setting the named executive officers’ awards, the Compensation Committee considered a number of financial metrics, including net income, deposits (volume and accounts), and the Bank’s efficiency ratio, as well as more subjective components, including the achievement of individual achievement goals.

Based on the above performance measures and the Compensation Committee’s assessment of individual performance, the 2021 cash incentive payments were awarded as follows relative to the 2021 target value:

Name	Opportunity as Percentage of Salary	2021 Total Payout Percentage	Calculated Incentive Program Payment	2021 Officer Incentive Program Payout
Gregory H. Eiford	30%	120%	36%	90,000
Linda K. Palmer	20%	120%	24%	42,372
Nathan L. Higdon	20%	120%	24%	42,000
Noel A. Ellis	0%	0%	0%	-

Supplemental Executive Retirement Plans. The Bank has entered into supplemental executive retirement agreements (each a “SERP”) with each of the named executive officers, whereby a specified annual benefit ($100,000 for Mr. Eiford, $35,000 for Ms. Palmer and $75,000 for Mr. Higdon) is payable monthly upon a normal retirement for a period of ten years. Each SERP is a nonqualified deferred compensation arrangement that conditions payment of the full normal retirement benefit upon an officer’s attaining normal retirement age while in the service of the bank. Mr. Eiford and Ms. Palmer are currently fully vested in their respective SERP agreements, while Mr. Higdon is 80% vested in his SERP agreement. Each SERP provides (a) a lump sum early termination benefit in an amount equal to the product of the accrued balance and the executive’s vesting percentage and (b) a lump sum benefit upon permanent disability or a termination in connection with a change in control in an amount equal to the executive’s accrued balance. In the event an executive is terminated for cause (as defined in the SERP), the executive will forfeit any and all benefits to which the executive would otherwise be entitled to receive under the SERP. In the event an executive dies prior to the occurrence of an event triggering a benefit, then no benefits shall be paid under the SERP; in the event an executive dies while the SERP is being paid out, the executive’s beneficiary shall receive a lump sum payment of any remaining accrual balance. As of December 31, 2021, the present values of the vested accrued benefit were as follows: Mr. Eiford, $67,527; Ms. Palmer $135,837; Mr. Higdon $40,716; Mr. Ellis, $0. The SERP constitutes an unfunded, unsecured promise by the Bank to make payments in the future.

Split Dollar Life Insurance Agreements. The Bank has entered into split dollar life insurance agreements with each of the named executive officers, pursuant to which each executive is entitled to designate for a beneficiary, in the event such executive dies prior to triggering payment under such executive’s SERP, an amount equal to the executive’s present value of remaining obligations under such executive’s SERP determined as of the executive’s death.

Frozen Defined Benefit Plan. The Bank sponsors a tax-qualified defined benefit retirement plan. Effective March 31, 2019, eligibility for the plan was frozen so that no employee who was not then a participant in the plan could later become a participant and to freeze benefit accruals for all existing participants. For existing participants, the plan provides for retirement payments based on a formula using a participant’s years of creditable service and highest three years of annual compensation. Mr. Eiford is entitled to a $25,919 annual benefit, and Mr. Higdon is entitled to a $13,441 annual benefit, each upon retirement at age 65.

401(k) Plan. The Bank maintains the TC Federal Bank 401(k) Profit Sharing Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan just like other employees. An employee must complete one month of service to be eligible to participate in the 401(k) Plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2021, the salary deferral contribution limit is $19,500, provided, however, that a participant at least age 50 may contribute an additional $6,500 to the 401(k) Plan for a total of $26,000. In addition to salary deferral contributions, the Bank makes matching contributions equal to 100% of the first 3% of pay a participant contributes to the 401(k) Plan as salary deferrals and 50% of the next 2% of such pay. The Bank may also make discretionary profit sharing contributions to the 401(k) Plan to participants who satisfy applicable service requirements for the applicable plan year. The Bank made both matching and profit sharing contributions to the 401(k) Plan for the plan year ended December 31, 2021. A participant is always 100% vested in his or her salary deferral contributions and matching contributions. Profit sharing contributions vest on a graduated basis after six years of a participant’s service with the Bank. As a general rule, unless the participant elects otherwise, the participant’s account balance will be distributed in a lump sum as soon as practicable following the participant’s termination of employment. Expense recognized in connection with the 401(k) Plan totaled approximately $210,000 for the fiscal year ended December 31, 2021.

Employee Stock Ownership Plan. In connection with the conversion, we adopted an employee stock ownership plan for eligible employees. The named executive officers are eligible to participate in the employee stock ownership plan as eligible employees. Eligible employees will begin participation in the employee stock ownership plan as early as the effective date of the conversion. Following the conversion, the normal eligibility rules will provide for bi-annual entry dates following an eligible employee’s completion of one year of service and attainment of age 21. Participants who were employed by TC Federal Bank immediately prior to the offering will receive credit for eligibility purposes for years of service prior to adoption of the employee stock ownership plan.

The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of eligible compensation relative to all participants. A participant will be 0% vested in his or her account balance until completing two years of service. Participants who were employed by the Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested prior to completion of two years of service upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. As a general rule, participants may elect to have distributions from the employee stock ownership plan be made or commence upon the participant’s termination of employment, subject to certain restrictions and limitations provided by the terms of the plan. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee will vote unallocated shares and allocated shares for which participants do not timely provide instructions on any matter in the same ratio as those shares for which participants provide timely instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, the Bank will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in the earnings of TC Bancshares, Inc.

Director Compensation

We do not pay our “inside” employee-director any additional compensation for his service as a director. Our non-employee directors earn an annual retainer of $15,000, and our chairman receives an additional chairman fee of $10,000 per year and our vice chairman receives an additional vice chairman fee of $4,000. Our non-employee directors also receive fees of $750 per board meeting and $200 per meeting for committee meetings. Chairmen of committees receive an additional fee of $200 per meeting, except for the audit committee chair, who receives an additional fee of $500 per meeting. The following table sets forth for the year ended December 31, 2021 certain information as to the total remuneration paid to our non-employee directors.

Mr. Brown served as Chief Executive Officer of the Bank until he retired on December 31, 2020. In 2021, Mr. Brown provided consulting work to the Bank. In that capacity, he received $75,000 in compensation. In connection with his prior service as an employee of the Bank, the Bank has entered into a SERP with Mr. Brown, whereby an annual benefit of $60,000 is payable upon a normal retirement at age 72 for a period of ten years. Mr. Brown is fully vested in his SERP agreement. The present value of the vested accrued benefit for Mr. Brown as of December 31, 2021 was $304,786.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
G. Matthew Brown	30,000	75,000	105,000
Peter A. DeSantis, III	32,300	0	32,300
Charles M. Dixon	33,200	0	33,200
Jefferson L. Johnson	40,700	0	40,700
Fred E. Murphy, IV	28,200	0	28,200
Fortson T. Rumble	31,300	0	31,300
Stephanie B. Tillman	41,650	0	41,650

Non-Employee Director Retirement Plan

Prior to 2020, the Bank had a practice of paying directors who retire at or after age 70 with at least 15 years of service a monthly benefit of $875 for life. In 2020, the board of directors decided to freeze the practice so that no director joining the board of directors after November 1, 2019 would be eligible for this post-retirement benefit. In addition, the board of directors decided to formalize and modify the practice. As formalized, the Non-Employee Director Retirement Plan will continue unchanged the current payments to retired directors and to any then existing director who, as of November 1, 2019, had attained at least the age of 70 while serving on the board of directors with at least fifteen 15 years of service. With respect to all other then existing directors, the Plan limits payment of the monthly benefit to a period of no more than 10 years. Then existing directors will qualify for the modified post-retirement benefit if they retire at or after age 65 with at least 10 years of service. The Plan further provides for an actuarially equivalent lump sum payout of unpaid amounts in the event of a change in control of the Company. Of the current directors of the Company, Mr. Brown, Mr. DeSantis and Mr. Eiford each joined the board subsequent to November 1, 2019, and are thus ineligible to participate in the director retirement plan. Mr. Dixon, Mr. Johnson, Mr. Rumble, and Ms. Tillman are each eligible for not more than 10 years of retirement benefits. As of December 31, 2021, we had a total post-retirement defined benefit obligation of approximately $498,000.

PROPOSAL 2: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

Our Audit Committee has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2022. Our shareholders are also being asked to adopt a resolution to ratify the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2022. If our shareholders do not ratify the selection of Wipfli LLP at the annual meeting, the Audit Committee will consider selecting another firm of independent public accountants. A representative of Wipfli LLP is expected to be available during the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and our shareholders.

The board of directors recommends that you vote “FOR” this proposal.

Accountant Fees

The table below aggregates fees for professional services rendered in or provided for 2021 and 2020, as applicable, by Wipfli LLP.

Type of Fees	2021	2020
Audit Fees(1)	$189,500	$115,000
Audit-Related Fees(2)	3,035	3,616
Tax Fees(3)	0	0
All Other Fees(4)	0	0
Total Fees	$192,535	$118,616

(1)
Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of our annual consolidated financial statements for the years ended December 31, 2021 and 2020, the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the SEC in 2021, out of pocket expenses, and fees associated with our stock offering and filing of a related registration statement with the SEC during the years ended December 31, 2020 and 2021.
(2)
Audit Related Fees. Audit-related fees cover other audit and attest services, services provided in connection with certain agreed-upon procedures and other attestation reports and the employee benefit plan audit. Fees for audit-related services are those billed or expected to be billed for services rendered during each fiscal year.
(3)
Tax Fees. Tax fees cover tax compliance/preparation and other tax services billed or expected to be billed for services rendered during each fiscal year.
(4)
All Other Fees. Consists of fees for all other services provided other than those reported above and are comprised of non-tax related advisory and consulting services and review of other regulatory filings.

Pre‑Approval Policy

The Audit Committee has a Pre‑Approval Policy to pre‑approve the audit and non‑audit services performed by our independent registered public accounting firm. All services provided by the independent registered public accounting firm are either within general pre‑approved limits or specifically approved by the Audit Committee. The general pre‑approval limits are detailed as to each particular service and are limited by a specific dollar amount for each type of service per project. The authority to grant pre‑approvals may be delegated to one or more members of the Audit Committee. The Pre‑Approval Policy requires the Audit Committee to be informed of the services provided under the pre‑approval guidelines at the next regularly scheduled Audit Committee meeting. All services provided by Wipfli LLP and all fees related thereto, were approved pursuant to the pre‑approval policy.

AUDIT COMMITTEE REPORT

The Audit Committee has issued a report that states as follows:

•
We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2021.
•
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard.
•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Charles M. Dixon
Jefferson L. Johnson (Chairman)
Stephanie B. Tillman

HOUSEHOLDING

the SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. The Company and certain intermediaries are householding proxy materials for shareholders of record in connection with the Annual Meeting. This means that:

•
Only one Notice of Annual Meeting of Shareholders, Proxy Statement and 2021 Annual Report will be delivered to multiple shareholders sharing an address unless you notify your broker or the Company to the contrary.
•
You can contact the Company by calling (229) 226-3211 or writing the Corporate Secretary, G. Matthew Brown, at PO Box 1197, Thomasville, Georgia 31799 to request a separate copy of the proxy materials and annual reports for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future. You can also contact your broker to make a similar request.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

A shareholder that intends to present business at an annual meeting of shareholders must comply with the requirements set forth in the Company’s Bylaws as described below.

Director Nominations. In accordance with the Company’s Bylaws, shareholder nominations for directors shall be made in writing and delivered to the Company’s Secretary at the Company’s principal office, currently located at 131 South Dawson Street, Thomasville, Georgia 31792, between 90 and 100 days prior to the anniversary of the prior year’s annual meeting.

Shareholder Proposals. To be considered for inclusion in our proxy materials relating to the 2023 annual meeting of shareholders, eligible shareholders must submit proposals that comply with Rule 14a-8 under the Exchange Act and other relevant SEC regulations for our receipt by December 2, 2022. Additionally, our Bylaws provide that only such business that is properly brought before the annual meeting of shareholders shall be conducted at such meeting. In order for a shareholder proposal to be properly brought before an annual meeting pursuant to our Bylaws, our Bylaws require a notice of the shareholder proposal that includes: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The Company’s Secretary must receive the proposal at the Company’s principal office, currently located at 131 South Dawson Street, Thomasville, Georgia 31792, between 90 and 100 days prior to the anniversary of the prior year’s annual meeting.

The proxies of the Company’s management are permitted to use their discretionary authority with respect to proposals that are not timely submitted in accordance with the Company’s Bylaws and the SEC rules.

Shareholder Communications. Any shareholder who wishes to contact our board of directors or an individual director may do so by writing to: TC Bancshares, Inc., 131 South Dawson Street, Thomasville, Georgia 31792, Attention: Board of Directors. The letter should indicate that the sender is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the board of directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each board of directors meeting, the Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

__________

Thomasville, Georgia

April 1, 2022

TEST ISSUE REF 1999 REG 2 MAIN STREET ANYWHERE PA 99999-9999 Proxy for: TEST ISSUE REF 1999 REG Meeting date: May 19, 2022 Voting Instructions You can vote by Internet Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form. Please vote immediately. Your vote is important. Log on to the Internet and go to https://ipst.pacificstocktransfer.com/pxlogin See your Control ID below. Follow the steps outlined on this secured Web site. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 Meeting Information The Annual Meeting of Stockholders of TC Bancshares, Inc. will be held in person at Marriot Courtyard, Thomasville, GA Georgia 31792, on Thursday, May 19, 2022 at 8:30 a.m. (local time). The notice of materials and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting. CONTROL ID: (For Internet Voting) PROXY #: 99 (For Mail In Voting) ***REGISTRAR MUST RECEIVE YOUR VOTING INSTRUCTIONS BY 11:59PM ON 5/18/22*** PROXY CARD: RETURN ENTIRE PAGE IF MAILING IN This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per the Board of Director's recommendation. A. Voting Items (Mark only one box per nominee or item in black or blue ink) *The Board of Directors recommend a vote FOR each of the matters and nominees listed below. 1. Election of Directors for a three-year term (see Proxy Statement) G. Matthew Brown For Withhold Charles M. Dixon For Withhold Peter "Trey" A. DeSantis III For Withhold 2. Ratification of the appointment of Wipfli LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2022 For Against Abstain Proxy #: 99 Shares: 90.00

PROXY FOR: TEST ISSUE REF 1999 REG 2 MAIN STREET ANYWHERE PA 99999-9999 PROXY CARD PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 19, 2022 The undersigned shareholder(s) of TC Bancshares, Inc. (the "Corporation") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated April 1, 2022 and hereby appoint(s) Gregory H. Eiford and Linda Palmer, or either of them, Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him or her to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, May 19, 2022, at 8:30 a.m. (local time), at the Marriot Courtyard, Thomasville, Georgia 31792, and any adjournment(s) thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at http://annualgeneralmeetings.com/tcbancshares How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY E-MAIL: info@pacificstocktransfer.com 2) BY TELEPHONE: 1-800-785-7782 B. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person. Signatures and Date: I plan to attend the meeting on 5/19/22 ADDRESS CHANGE - This section is to write in an address change. If voting by mail, you must complete Sections A & B and mail in the provided envelope.